UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 18, 2004

Smith Micro Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26536	33-0029027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Columbia, Suite 200, Aliso Viejo, California	92656

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(949) 362-5800

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

5.02(d) Election of Director.

(1) On October 15, 2004, the board of directors of the Registrant voted to elect Samuel Gulko as a new director.

(2) Mr. Gulko will be compensated in accordance with the Registrant’s compensation policy for non-employee directors as set forth in the section titled “Compensation of Directors” appearing in the Registrant’s Definitive Proxy Statement for the 2004 Annual Meeting of Stockholders filed April 5, 2004.

(3) Mr. Gulko was also appointed to serve as a member of the audit committee of the Registrant’s board of directors.

(4) None.

Item 9.01 Financial Statements and Exhibits.

9.01(c) Exhibits.

     99.1 Press Release of Smith Micro Software, Inc. dated October 18, 2004, announcing the election of Samuel Gulko as a member of the board of directors of the Registrant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.

(Registrant)

October 18, 2004	By: /s/ William W. Smith, Jr.

Date	Name: William W. Smith, Jr.
Title: President and Chief Executive Officer

Index to Exhibits

Exhibit Number	Exhibit
99.1	Press Release of Smith Micro Software, Inc. dated October 18, 2004, announcing the election of Samuel Gulko as a member of the board of directors of the Registrant.